PACE® Select Advisors Trust

August 23, 2024

Supplement to the prospectuses relating to Class A and Class Y shares, Class P shares (the "Class P Prospectus") and Class P2 shares (collectively, the "Prospectuses") and the Statement of Additional Information (the "SAI"), each dated November 28, 2023, as supplemented.

Includes:

•  UBS Government Money Market Investments Fund

•  PACE® Mortgage-Backed Securities Fixed Income Investments

•  PACE® Intermediate Fixed Income Investments

•  PACE® Strategic Fixed Income Investments

•  PACE® Municipal Fixed Income Investments

•  PACE® Global Fixed Income Investments

•  PACE® High Yield Investments

•  PACE® Large Co Value Equity Investments

•  PACE® Large Co Growth Equity Investments

•  PACE® Small/Medium Co Value Equity Investments

•  PACE® Small/Medium Co Growth Equity Investments

•  PACE® International Equity Investments

•  PACE® International Emerging Markets Equity Investments

•  PACE® Global Real Estate Securities Investments

•  PACE® Alternative Strategies Investments

Dear Investor,

The purpose of this supplement is to update information regarding certain series (each, a "fund") of PACE Select Advisors Trust (the "Trust").

At the recommendation of UBS Asset Management (Americas) LLC, the funds' manager, the Trust's Board of Trustees approved the closure of Class Y shares of each fund (except UBS Government Money Market Investments Fund and PACE Global Real Estate Securities Investments which do not offer Class Y shares) and the conversion of existing Class Y shares of each fund into Class P shares of the same fund. Effective on or about August 30, 2024, the funds will cease offering Class Y shares to new investors. After this date, existing shareholders may continue to make additional investments into Class Y shares, including investments through an automatic reinvestment plan, through October 31, 2024, when the funds will cease all investments into Class Y shares (the "Closure Date").

Effective on or about November 15, 2024 (the "Conversion Date"), all outstanding Class Y shares of the funds will be converted into Class P shares of the funds. From August 30, 2024 to the Conversion Date, automatic reinvestment of Class Y share dividends and capital gain distributions will continue. Upon the conversion of Class Y shares into Class P shares, each Class Y shareholder will own Class P shares having an aggregate value equal

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to the aggregate value of Class Y shares held by that shareholder as of the close of business on the Conversion Date. There will be no deferred sales charges or distribution and/or service fees charged in connection with the Conversion. It is anticipated that the conversion of Class Y shares into Class P shares will be tax-free for fund shareholders.

The conversion will occur without any action being necessary from shareholders.

Effective on or about the Conversion Date, the Prospectuses and SAI are hereby revised as follows:

All references to Class Y shares of the funds in the Prospectuses and the SAI are hereby deleted.

The section captioned "Managing your fund account" and sub-captioned "Buying shares" beginning on page 140 of the Class P Prospectus is revised by replacing that section with the following:

The following are eligible to purchase Class P shares of the funds:

• Participants in the PACESM Select Advisors Program who have a managed account maintained with UBS Financial Services Inc.

• Investors who are clients of a fee-based advisory program with a financial intermediary that has entered into a sales agreement with UBS Asset Management (US) Inc. ("UBS AM (US)"), including those programs sponsored by UBS AM or its affiliates, and who invest a minimum initial amount of $1,000 (with a minimum subsequent investment of $100), unless waived by agreement or otherwise by UBS AM (US).

• Investors transacting in Class P shares available on brokerage platforms of firms acting solely as agent for their customers and that have agreements with the funds' distributor to offer such shares. An investor transacting on these platforms may be required to pay a commission and/or other forms of compensation to the broker. UBS AM (US) may reduce or waive, by agreement or otherwise, any minimum investment amount applicable to investors transacting in Class P shares on these platforms.

• Banks, registered investment advisors and other financial institutions purchasing Class P shares of the funds for their clients as part of an advisory program;

• Merrill Lynch brokerage account holders who hold Class A shares of the funds and Merrill Lynch customers transferring external accounts to Merrill Lynch who hold Class A shares of the funds may exchange those Class A shares for Class P shares of the same fund to be held in a Merrill Advisory Program. Such exchanges will occur at the net asset value per share, without requiring any investment minimum to be met and without the imposition of any fees or other charges;

• Retirement plans with 5,000 or more eligible employees or $100 million or more in plan assets;

• Retirement plan platforms/programs that include fund shares if the platform/program covers plan assets of at least $100 million;

• Trust companies and bank trust departments purchasing shares on behalf of their clients in a fiduciary capacity;

• College savings plans organized under Section 529 of the Internal Revenue Code ("IRC"), if shareholder servicing fees are paid exclusively outside of the participating funds;

• Shareholders who invest a minimum initial amount of $2 million in a fund. An institutional investor may aggregate its holdings with holdings of certain related institutional investors to meet the foregoing minimum;

• Employees of UBS AM or UBS AM (US) as long as the employee establishes an account in his or her name directly at the funds' transfer agent and purchases a minimum initial amount of $50,000;

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• Members of (and nominees to) the Board of Director/Trustees (and former board members who retire from such boards after December 1, 2005) of any investment company for which UBS AM (US) or any of its affiliates serves as principal underwriter, subject to a minimum initial purchase amount of $50,000 in an account established by the member or nominee in his or her name directly at the fund's transfer agent;

• Shareholders of Class P shares that previously held Class Y shares of any UBS fund that were converted into Class P shares;

• Other investors as approved by the funds' board; and

• In addition, Class P2 shares will be redeemed or will be required by the shareholder's financial intermediary to convert to Class P shares of the Fund when you terminate your managed account, which may result in a taxable event. Such exchanges will occur at the net asset value per share, without requiring any investment minimum to be met and without the imposition of any fees or other charges. Additionally, for institutional clients, Class P2 shares will be redeemed when you terminate your investment management agreement. Please contact your investment professional for further information.

The Trust, UBS Financial Services Inc., UBS AM US and/or a shareholder's financial intermediary, as applicable, reserve the right to reject a purchase order or suspend the offering of fund shares.

In addition, Class A shares of a fund held through a financial intermediary may be converted into Class P shares of the same fund at net asset value per share (the "Conversion"). Class A shares may only be converted to Class P shares if the conversion is made to facilitate the shareholder's participation in a fee based advisory program and the transaction is recorded by the financial intermediary or the fund's transfer agent as a share class conversion. To qualify for a Conversion, the shareholder must satisfy the conditions for investing in the Class P shares. Financial intermediaries may only convert a shareholder's Class A shares into Class P shares if the Class A shares are no longer subject to a contingent deferred sales charge ("CDSC") or the financial intermediary has agreed to reimburse UBS AM (US) a portion of the CDSC otherwise payable on those shares. The timing and implementation of the Conversion are at the discretion of the shareholder's financial intermediary. Please contact your financial intermediary for more information about this type of Conversion of shares within your account.

A shareholder that no longer participates in a fee based advisory program may not buy any additional Class P shares (except through dividend reinvestments), unless the shareholder's financial intermediary has an agreement with the funds' distributor to offer Class P shares on its brokerage platform. Additionally, shareholders no longer participating in a fee based advisory program may be required by the shareholder's financial intermediary to convert the existing Class P shares to Class A shares of the fund.

Shareholders converting from Class A shares into Class P shares of the fund will experience lower total share class expenses because Class P shares do not pay Rule 12b-1 distribution or service fees. It is generally expected that the Conversion will be tax-free for federal income tax purposes, which means former Class A shareholders would not have a taxable gain or loss on the Conversion of their shares to Class P shares.

Shareholders who hold Class P shares of the funds in a Merrill Lynch advisory program and who transfer to a Merrill Lynch brokerage account may be required by Merrill Lynch to exchange those Class P shares for Class A shares of the same fund to be held in a Merrill Lynch brokerage account. Such exchanges will occur at the net asset value per share, without requiring any investment minimum to be met and without the imposition of any fees or other charges.

Please contact your investment professional for further information.

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR FUTURE REFERENCE.

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